SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: November 29, 2004
                        (date of earliest event reported)



                        RESIDENTIAL ACCREDIT LOANS, INC.
               (Exact name of Registrant as Specified in Charter)

            Delaware                 333-107959             51-0368240
            --------                 ----------             ----------
        (State or Other             (Commission          (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)      Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                                            --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        -----------------------------------------------------------------


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

On November 29, 2004, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Trust Certificates, Series 2004-QR1, pursuant to a Trust Agreement dated as of November 29, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


Exhibit
Number

10.1 Trust Agreement dated as of November 29, 2004 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT LOANS, INC.


                                   By:     /s/ Jeff Baines
                                   Name:   Jeff Baines
                                   Title:  Vice President


Dated:  November 29, 2004

EXHIBIT 10.1

Trust Agreement dated as of November 29, 2004 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.